                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                         Capstead Mortgage Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
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   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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
                                    CAPSTEAD
                                    --------



                 ----------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held April 19, 2001

                 ----------------------------------------------


To the stockholders of
CAPSTEAD MORTGAGE CORPORATION:

         The annual meeting of stockholders of Capstead Mortgage Corporation, a Maryland corporation, will be held at 8250 North Central Expressway, Dallas, Texas on Thursday, April 19, 2001 beginning at 9:00 a.m., Dallas time, for the following purposes:

         (i) To elect seven directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified;

         (ii) To authorize the re-approval of the 1996 Incentive Bonus Plan, as amended to add two performance measures;

         (iii) To authorize an amendment to the 1994 Flexible Long-Term Incentive Plan that would increase the number of Common shares that we may grant and expand the eligibility for awards under such plan; and

         (iv) To transact any other business that may properly come before the annual meeting of stockholders or any adjournment of the annual meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSALS DESCRIBED ABOVE.

         Stockholders of record at the close of business on February 20, 2001 will be entitled to notice of and to vote at the annual meeting. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE SIZE OF YOUR HOLDINGS. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY CARD AS PROMPTLY AS POSSIBLE. You may, of course, revoke your proxy if you attend the annual meeting and choose to vote in person.

                                             By order of the board of directors,


                                                            /s/ Andrew F. Jacobs

                                                                Andrew F. Jacobs
                                                                       Secretary



8401 North Central Expressway, Suite 800
Dallas, Texas 75225-4410
March 9, 2001

                          CAPSTEAD MORTGAGE CORPORATION
                    8401 North Central Expressway, Suite 800
                            Dallas, Texas 75225-4410

           ----------------------------------------------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held April 19, 2001

           ----------------------------------------------------------



         This proxy statement, together with the enclosed proxy, is solicited by and on behalf of the board of directors of Capstead Mortgage Corporation, a Maryland corporation, for use at the annual meeting of stockholders to be held on April 19, 2001. The board of directors is requesting that you allow your shares to be represented and voted at the annual meeting by the proxies named on the enclosed proxy card. "We," "our," "us," and "Capstead" each refers to Capstead Mortgage Corporation. This proxy statement and accompanying proxy will first be mailed to stockholders on or about March 9, 2001.

         At the annual meeting, action will be taken (i) to elect seven directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified; (ii) to authorize the re-approval of the 1996 Incentive Bonus Plan, as amended to add two performance measures (the "Incentive Bonus Plan"); and (iii) to authorize an amendment to the 1994 Flexible Long-Term Incentive Plan that would increase the number of Common shares that we may grant and expand the eligibility for awards under such plan.


                           FORWARD-LOOKING STATEMENTS

         This document contains "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) that inherently involve risks and uncertainties. Our actual results and liquidity can differ materially from those anticipated in these forward-looking statements because of changes in the level and composition of our investments and unforeseen factors. These factors may include, but are not limited to, changes in general economic conditions, the availability of suitable investments, fluctuations in, and market expectations for fluctuations in, interest rates and levels of mortgage prepayments, deterioration in credit quality and ratings, the effectiveness of risk management strategies, the impact of leverage, liquidity of secondary markets and credit markets, increases in costs and other general competitive factors.


                        GENERAL INFORMATION ABOUT VOTING

SOLICITATION OF PROXIES

         The enclosed proxy is solicited by and on behalf of our board of directors. The expense of soliciting proxies for the annual meeting, including the cost of mailing, will be borne by us. In addition to solicitation by mail, our officers may solicit proxies from stockholders by telephone, facsimile or personal interview. Such persons will receive no compensation for such services. We also intend to request persons holding Common shares in their name or custody, or in the name of a nominee, to send proxy materials to their principals and request authority for the execution of the proxies, and we will reimburse such persons for their expense in doing so. We will also use the proxy solicitation services of Corporate Investor Communications, Inc. For such services, we will pay a fee that is not expected to exceed $5,000 plus out-of-pocket expenses.

VOTING SECURITIES

      The Common shares and Series C Cumulative Convertible Preferred Stock are our voting equity securities. Each Common share entitles the holder to one vote and each Series C share entitles the holder to one-half vote. The Series C shares are entitled to vote together with the Common shares as one class. As of February 20, 2001 there were outstanding and entitled to vote 25,282,472 Common shares and 5,378,000 Series C shares. Fortress Cap LLC ("Fortress Cap"), an affiliate of Fortress Investment Group LLC, ("Fortress Group"), holds all of our outstanding Series C shares and 6,609,717 of the Common shares, together representing 33 percent of our voting securities. Only stockholders of record at the close of business on February 20, 2001 are entitled to vote at the annual meeting or any adjournment of the annual meeting.


VOTING

      If you hold your Common shares in your own name as a holder of record, you may instruct the proxies to vote your Common shares through any of the following methods:

      o sign, date and mail the proxy card in the postage-paid envelope provided;

      o     sign, date and fax the proxy card to Wells Fargo at 651-450-4026;

      o using a touch-tone telephone, call Wells Fargo at 1-800-240-6326 and follow the prompts to enter a company number and a control number, both of which are found on your proxy card, to authorize the proxies to vote your Common shares; or

      o using the Internet, as prompted by the menu found at www.eproxy.com/cmo/, enter a company number and control number, both of which are found on your proxy card, to gain access to the voting site maintained by Wells Fargo to authorize the proxies to vote your Common shares.

      Our counsel has advised us that these four voting methods are permitted under the corporate law of Maryland, the state in which we are incorporated.

      The deadline for Internet voting, telephone voting and faxed proxy cards is 1:00 p.m., Eastern time, on April 18, 2001. In addition, you may vote your Common shares in person at the annual meeting.

      Fortress Cap, as the holder of record of all of our outstanding Series C shares, may vote the Series C shares through any of the methods described above.

      If your Common shares are held on your behalf by a broker, bank or other nominee, you will receive instructions from them that you must follow to have your Common shares voted at the annual meeting.


COUNTING OF VOTES

      A quorum will be present if the holders of a majority of the outstanding shares entitled to vote are present, in person or by proxy, at the annual meeting. If you have returned valid proxy instructions or if you hold your shares in your own name as a holder of record and attend the annual meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the annual meeting may be adjourned by the vote of a majority of the shares represented at the annual meeting until a quorum has been obtained.

      The affirmative vote of a plurality of the Common shares and Series C shares, voting together as one class, cast at the annual meeting is required to elect each nominee to our board of directors.

      The affirmative vote of a majority of all the votes cast on each issue is required to re-approve the Incentive Bonus Plan and approve the amendment to the 1994 Flexible Long-Term Incentive Plan.

      Abstentions will have no effect on the outcome in the election of our board of directors, the re-approval of the Incentive Bonus Plan or the approval of the amendment to the 1994 Flexible Long-Term Incentive Plan.

      If you sign and return your proxy card without giving specific voting instructions, your shares will be voted FOR the nominees to our board of directors, FOR the re-approval of the Incentive Bonus Plan and FOR the amendment to the 1994 Flexible Long-Term Incentive Plan.

      Broker non-votes occur when a broker, bank or other nominee holding Common shares in street name votes the Common shares on some matters but not others. We will treat broker non-votes as (i) Common shares that are present and entitled to vote for quorum purposes, and (ii) votes not cast in the election of directors, the re-approval of the Incentive Bonus Plan, or the approval of the amendment to the 1994 Flexible Long-Term Incentive Plan.


RIGHT TO REVOKE PROXY

      If you hold Common shares in your own name as a holder of record, you may revoke your proxy instructions through any of the following methods:

      o notify our Secretary in writing before your Common shares have been voted at the annual meeting;

      o     sign, date and mail a new proxy card to Wells Fargo;

      o     fax a new proxy card to Wells Fargo at 651-450-4026;

      o using a touch-tone telephone, call Wells Fargo at 1-800-240-6326 and follow the prompts described above;

      o using the Internet, log on to www.eproxy.com/cmo/ and follow the prompts described above; or

      o     attend the annual meeting and vote your Common shares in person.

      Fortress Cap, as the holder of record of all of the outstanding Series C shares, may revoke its proxy instructions by taking any of the actions described above.

      If Common shares are held on your behalf by a broker, bank or other nominee, you must contact them to receive instructions as to how you may revoke your proxy instructions.

                              ELECTION OF DIRECTORS

      One of the purposes of the annual meeting is to elect directors to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. Set forth below are the names, principal occupations, committee memberships, ages, directorships held with other public companies, and other biographical data for the nominees for director, as well as the month and year each nominee was first elected as one of our directors. Also set forth below is the beneficial ownership of our Common shares as of February 20, 2001 for each nominee. This beneficial ownership figure does not necessarily demonstrate the nominee's individual ownership. For discussion of beneficial ownership, see the "Security Ownership of Management and Certain Beneficial Owners" section of this proxy statement. If any nominee becomes unable to stand for election as a director--an event that our board of directors does not presently expect--the proxy will be voted for a replacement nominee if one is designated by our board of directors.

                          -----------------------------
                              Nominees for Director
                          -----------------------------



---------------------------------------------------------------- ------------------------------------------------------------

 WESLEY R. EDENS                                                 Mr. Edens has served as our Chairman, Chief Executive
 Chairman, Chief Executive Officer                               Officer and President since April 2000. Mr. Edens has
 and President,                                                  served since April 1998 as chief executive officer of
 Capstead Mortgage Corporation                                   Fortress Group, a private investment management company
                                                                 that indirectly manages the investments of Fortress
 Chief Executive Officer,                                        Investment Fund LLC ("Fortress Fund"), a private equity
 Fortress Investment Group LLC                                   fund whose assets include Fortress Cap. Mr. Edens also has served since April 1998 as chairman and chief executive
 Chairman:  Executive Committee                                  officer of Fortress Investment Corp. ("Fortress Corp."), a privately-held real estate investment trust which is also
                                                                 managed by Fortress Group. Mr. Edens was the chairman and
                                                                 chief executive officer of Impac Commercial Holdings,
                                                                 Inc., a commercial mortgage real estate investment trust,
                                                                 from May 1999 until its merger into Fortress Corp. in
                                                                 November 2000. Previously, Mr. Edens was head of the
                                                                 Global Principal Finance group at Union Bank of
                                                                 Switzerland, as well as a managing director of UBS between
                                                                 May 1997 and May 1998. Prior to joining UBS, Mr. Edens was a partner and managing director of BlackRock Financial
                                                                 Management, Inc., an asset management company, and the
Director since December 1999                                     chief operating officer of BlackRock Asset Investors, a
Common shares beneficially owned          9,298,717              real estate investment fund from October 1993 to May 1997.
Age 39                                                           In addition, Mr. Edens was formerly a partner and managing director of Lehman Brothers, an investment banking firm.

---------------------------------------------------------------- ------------------------------------------------------------

                          -----------------------------
                              Nominees for Director
                          -----------------------------


---------------------------------------------------------------- ----------------------------------------------------------

 ROBERT I. KAUFFMAN                                              Mr. Kauffman has served as president of Fortress Group and
 President,                                                      Fortress Corp. since their formation in April 1998. Mr.
 Fortress Investment Group LLC                                   Kauffman also served as a director of Fortress Corp. from
                                                                 April 1998 to January 2001 and was a director and
                                                                 president of Impac Commercial Holdings, Inc. from May 1999
 Chairman:  Nominating Committee                                 until its merger into Fortress Corp. in November 2000.
 Member:  Executive Committee                                    Previously, Mr. Kauffman was the head of the acquisitions
                                                                 and risk management department of the Global Principal
                                                                 Finance group and managing director at UBS between May
                                                                 1997 and May 1998. Prior to joining UBS, Mr. Kauffman was
                                                                 a principal of BlackRock Financial Management, Inc. and a
                                                                 managing director of BlackRock Asset Investors from April
 Director since December 1999                                    1994 to May 1997. Prior to joining BlackRock, Mr. Kauffman
 Common shares beneficially owned          9,298,717             was an executive director of Lehman Brothers
 Age 37                                                          International, an investment banking firm.

---------------------------------------------------------------- ----------------------------------------------------------

 PAUL M. LOW                                                     Mr. Low was chief executive officer of Laureate Inc., a
 Private Investments                                             privately-held software company, from March 1997 to his
                                                                 retirement in February 2001. He was the founder of and
                                                                 was chairman of the board of New America Financial L.P.,
 Member:  Audit and Nominating Committees                        a mortgage banking firm, from January 1992 to September
                                                                 1994, when he retired. He was president of Lomas
                                                                 Mortgage USA, a mortgage banking firm, from July 1987 to
                                                                 December 1990, serving in various executive positions
 Director since November 1990;                                   with Lomas Mortgage USA for more than five years prior
 and April 1985 to March 1990                                    to 1987. Mr. Low served as our Senior Executive Vice
 Common shares beneficially owned          76,087                President from April 1985 to January 1988.
 Age 70

---------------------------------------------------------------- ----------------------------------------------------------

RONN K. LYTLE                                                    Mr. Lytle has been our Vice Chairman since April 2000.
Vice Chairman,                                                   He was our Chairman and Chief Executive Officer from
Capstead Mortgage Corporation                                    August 1992 to April 2000 and President and Chief
                                                                 Operating Officer from January 1989 to April 2000. Prior
                                                                 thereto, Mr. Lytle served in various positions with us
                                                                 beginning in December 1985. Mr. Lytle also served as a
                                                                 director, chairman and chief executive officer of Tyler
                                                                 Cabot Mortgage Securities Fund, Inc. from March 1992
                                                                 until its merger with Capstead in December 1992; and,
Director since April 1988                                        prior thereto, from Tyler Cabot's organization in August
Common shares beneficially owned           165,445               1988 until March 1992, as a director, president and
Age 60                                                           chief operating officer.

---------------------------------------------------------------- ----------------------------------------------------------

                          -----------------------------
                              Nominees for Director
                          -----------------------------


---------------------------------------------------------------- ----------------------------------------------------------

MICHAEL G. O'NEIL                                                Until his retirement in October 2000, Mr. O'Neil was a
Retired Director,                                                director in the Corporate and Institutional Client Group
Corporate and Institutional Client Group,                        at Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Merrill Lynch, Pierce, Fenner & Smith Incorporated               an investment banking firm, whom he had been with since
                                                                 1972.

Member:  Audit and Nominating Committees


Director since April 2000
Common shares beneficially owned             8,263
Age 58

---------------------------------------------------------------- ----------------------------------------------------------

HOWARD RUBIN                                                     Until his retirement in September 1999, Mr. Rubin was a
Private Investments                                              senior managing director at Bear, Stearns & Co., Inc.,
                                                                 an investment banking firm, for more than 5 years.

Chairman:  Audit Committee
Member:  Compensation and Executive Committees


Director since April 2000
Common shares beneficially owned           351,250
Age 45

---------------------------------------------------------------- ----------------------------------------------------------

MARK S. WHITING                                                  Mr. Whiting has been the managing partner of Drawbridge
Managing Partner,                                                Partners, LLC, a real estate investment firm, since
Drawbridge Partners, LLC                                         September 1998. Mr. Whiting served as chief executive
                                                                 officer and a director of TriNet Corporate Realty Trust,
                                                                 Inc., a commercial real estate investment trust, from
Chairman:  Compensation Committee                                May 1996 through September 1998. From May 1993 to May
                                                                 1996, Mr. Whiting served as president and a director of
                                                                 TriNet.
Director since April 2000
Common shares beneficially owned           130,350
Age 44

---------------------------------------------------------------- ----------------------------------------------------------

                               BOARD OF DIRECTORS

      During the year ended December 31, 2000, our board of directors held four regular meetings and four special meetings. No director attended fewer than 92 percent of all meetings of our board of directors and the committees on which such director served.

      Non-employee directors receive compensation at the rate of $30,000 annually and fees of $1,250 per meeting of the directors or of a committee meeting attended and $500 for participation in telephonic meetings to declare dividends or other specific agenda matters. In addition, non-employee directors are reimbursed for their expenses related to attending board or committee meetings. Mr. Edens does not receive the foregoing compensation or reimbursement. Instead, Mr. Edens' services as an officer and director are provided pursuant to a management contract with an affiliate of Fortress Group. For a discussion of the management contract, see the "Certain Relationships and Related Transactions" section of this proxy statement.

      In accordance with the terms of our 1990 Directors' Stock Option Plan, each non-employee director was automatically awarded (i) options on each of January 1, 2000 and 2001, which were immediately exercisable, to purchase 1,125 Common shares at an exercise price equal to the market price of the Common shares on the date of grant, and (ii) dividend equivalent rights ("DERs") on January 1, 2000, which were earned in 1999, entitling them to receive additional Common shares at no cost upon exercise of outstanding options. No DERs were earned in 2000, thus there was no grant of DERs on January 1, 2001. Messrs. Edens and Kauffman declined to participate in the foregoing compensation programs. Directors who are not an employee or executive officer of Capstead do not receive any other salaries, fees, commissions or bonuses from us, nor do they receive any separate compensation from any of our affiliates for their services on our board of directors or on committees of our board of directors.


COMMITTEES OF THE BOARD

      Our board of directors has established standing committees to assist it in the discharge of its responsibilities. The principal responsibilities of each committee are described below. Actions taken by any committee of our board are reported to the board of directors, usually at its next meeting. Respective memberships on the various standing committees are identified in the "Election of Directors" section of this proxy statement.

      The Audit Committee, composed of three non-employee directors, met four times during 2000. The primary duties and responsibilities of the audit committee are to:

      o monitor the integrity of our financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

      o     monitor the independence and performance of our outside auditors;

      o provide an avenue of communication among the outside auditors, management and our board of directors;

      o encourage adherence to, and continuous improvement of, our financial reporting and internal control policies, procedures and practices; and

      o     monitor compliance with legal and regulatory requirements.

      The Compensation Committee, composed of two non-employee directors, met five times during 2000. The primary duties and responsibilities of the compensation committee are to:

      o oversee our overall compensation philosophy and structure to determine its appropriateness;

      o oversee the management contract with an affiliate of Fortress Group, which provides for the services of the Chief Executive Officer. See "Certain Relationships and Related Transactions" section of this proxy statement;

      o     review and approve proposed amendments to our benefits plans; and

      o review and recommend compensation arrangements for our board members.


      The Executive Committee, composed of three directors, did not meet during 2000. During the intervals between meetings of our board of directors, the executive committee has all of the powers and authority of the board of directors in the management of our business and affairs, except those powers which by law cannot be delegated by our board of directors.

      The Nominating Committee, composed of three non-employee directors, met once during 2000. The primary duties and responsibilities of the nominating committee are to:

      o recommend to our board of directors a slate of directors for election by stockholders at each annual meeting;

      o recommend the overall criteria and qualifications for our board of directors, its members and for the Chief Executive Officer; and

      o when necessary, seek out, interview and screen potential candidates for the post of director and Chief Executive Officer.

      You can recommend candidates for consideration by the nominating committee by writing to our Secretary at our offices in Dallas, Texas. Your recommendation should give the candidate's name, biographical data and qualifications and should be accompanied by a written statement from the candidate of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

                               EXECUTIVE OFFICERS

      The following table shows the names and ages of our current executive officers and the positions held by each individual. A description of the business experience of each for at least the past five years follows the table.


             Name                    Age                          Title
--------------------------------   -------   ------------------------------------------------------

Wesley R. Edens.............         39      Chairman, Chief Executive Officer and President

Andrew F. Jacobs............         41      Executive Vice President--Finance and Secretary

Amar R. Patel...............         29      Senior Vice President--Asset and Liability Management

Phillip A. Reinsch..........         40      Senior Vice President--Control

Robert R. Spears, Jr........         39      Senior Vice President--Asset and Liability Management

      For a description of Mr. Edens' business experience, see the "Election of Directors" section of this proxy statement.

      Mr. Jacobs has served as our Executive Vice President--Finance since August 1998 and Secretary since April 2000. From August 1998 to May 1999, he served as Executive Vice President--Finance, Treasurer and Secretary. From March 1998 to August 1998, he served as Senior Vice President--Asset and Liability Management. Prior thereto, he was our Senior Vice President--Control and Treasurer from October 1991 to March 1998 and Secretary from August 1992 to March 1998. From July 1989 to September 1991, Mr. Jacobs served as our Vice President--Control and Treasurer. Mr. Jacobs also served as Senior Vice President--Control of Tyler Cabot Mortgage Securities Fund from October 1991 until its merger with Capstead in December 1992, and as Vice President--Control of Tyler Cabot and from February 1989 to September 1991.

      Mr. Patel has served as our Senior Vice President--Asset and Liability Management since April 2000. From December 1997 to April 2000, he served as our Vice President--Asset and Liability Management. Mr. Patel has been associated with us since June 1993.

      Mr. Reinsch has served as our Senior Vice President--Control since July 1998. From March 1993 to June 1998, he served as our Vice President--Control. Prior thereto, Mr. Reinsch was employed by Ernst & Young LLP, a national public accounting firm, from July 1984 to March 1993, last serving as Audit Senior Manager.

      Mr. Spears has served as our Senior Vice President--Asset and Liability Management since February 1999. From April 1994 to February 1999, he served as our Vice President--Asset and Liability Management. Prior thereto, he was employed by NationsBanc Mortgage Corporation from 1990 to April 1994, last serving as Vice President--Secondary Marketing Manager.

                             EXECUTIVE COMPENSATION

     Capstead's direction and policies are established by our board of directors and implemented by our Chief Executive Officer. The Summary Compensation Table below shows certain compensation information for our Chief Executive Officer and our four other most highly compensated executive officers for services rendered in all capacities during the years ended December 31, 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE


                                                                                                Long-Term
                                                         Annual Compensation                   Compensation
                                           ---------------------------------------------- -----------------------
                                                                    Other       Total     Restricted
                                                                    Annual     Annual       Stock                   All Other
             Name and                        Salary     Bonus   Compensation Compensation   Awards       Options   Compensation
        Principal Position           Year     ($)        ($)         ($)         ($)         ($)           (#)          ($)
-----------------------------------  ----  ---------  ---------  ----------- ------------ ----------    ---------  ------------
Wesley R. Edens...................   2000         --         --         --            --         --            --         --
  Chairman, Chief Executive          1999         --         --         --            --         --            --         --
  Officer and President(a)           1998         --         --         --            --         --            --         --

Andrew F. Jacobs..................   2000    300,000    100,000     14,947(b)    414,947    149,996(c)     50,000     19,200(d)
  Executive Vice President--         1999    285,500     88,000         --       373,500         --            --     17,686(d)
  Finance and Secretary              1998    247,708    112,000     45,092(b)    404,800         --        67,500     17,150(d)

Robert R. Spears, Jr..............   2000    178,000    133,500      8,869(b)    320,369     88,998(c)     37,473     16,147(d)
  Senior Vice President--            1999    170,000    126,000         --       296,000         --            --     11,102(d)
  Asset and Liability                1998    150,000    114,500     11,694(b)    276,194         --        12,000     13,856(d)
  Management

Phillip A. Reinsch................   2000    164,000     41,000      8,171(b)    213,171     82,002(c)     34,526     12,473(d)
  Senior Vice President--            1999    156,000     37,600         --       193,600         --            --     10,513(d)
  Control                            1998    135,000     42,360     14,170(b)    191,530         --        11,000     10,671(d)

Amar R. Patel.....................   2000    144,896     37,500      7,474(b)    189,870     74,998(c)     31,579     10,500(d)
  Senior Vice President--            1999    112,333     35,300         --       157,633         --            --     10,500(d)
  Asset and Liability                1998     75,000     25,260      1,850(b)    102,110         --         5,000      6,016(d)
  Management

Former Officer
Ronn K. Lytle.....................   2000    226,229         --         --       226,229         --            --  3,361,744(d)(e)
  Former Chairman,                   1999    520,000         --         --       520,000         --            --     55,500(d)
  Chief Executive Officer            1998    622,500         --    167,945(b)    790,445         --       200,000    116,479(d)
  and President



(a) Mr. Edens does not receive any compensation from us. Instead Mr. Edens' services are provided pursuant to a management contract with an affiliate of Fortress Group. See "Certain Relationships and Related Transactions" section of this proxy statement.

(b) Amount includes dividends paid on unvested shares of our restricted stock. None of the dividends were preferential.

(c) Fair market value at the time of grant of shares of our restricted stock awarded pursuant to the 1994 Flexible Long-Term Incentive Plan. Each officer is considered the owner of and is entitled to vote the shares and is entitled to receive all dividends and any other distributions declared on the shares. The shares vest over a five-year period with an initial vesting date of April 20, 2001. Any unvested interest in the shares will revert to us in the event the officer leaves us for any reason, including death or disability. The unvested shares cannot be sold, transferred or otherwise disposed of for any purpose whatsoever other than to us. In the event of a change in control according to the terms of the 1994 Flexible Long-Term Incentive Plan, all outstanding unvested shares will automatically vest in full. As of December 31, 2000 the number and value of unvested restricted stock holdings of our Common shares by each of our executive officers were as follows:

                                                               Number                Value
                                                            ------------          ------------
                    Andrew F. Jacobs                              21,052          $    228,941
                    Robert R. Spears, Jr                          12,491          $    135,840
                    Phillip A. Reinsch                            11,509          $    125,160
                    Amar R. Patel                                 10,526          $    114,470

(d) Amount includes matching contribution by us of 50 percent of a participant's voluntary contribution of up to a maximum of 6 percent of a participant's compensation pursuant to the 401(k) plan adopted October 1993. Amount also includes matching contribution by us of a portion of the participant's voluntary contribution to a nonqualified deferred compensation plan adopted July 1994. Additionally, the amount includes a discretionary contribution made to all employees into the qualified and nonqualified plans of 3 percent of a participant's compensation regardless of participation in the above noted plans.

(e) Mr. Lytle served as our Chairman, Chief Executive Officer and President until April 20, 2000. Pursuant to his employment agreement, Mr. Lytle received a lump-sum severance payment in the amount of $3,334,587 upon his termination of employment for good reason on April 20, 2000 upon the appointment of Mr. Edens as Chairman, Chief Executive Officer and President. For discussion of this severance payment, see the "Employment Agreement" section of this proxy statement.


OPTION GRANTS

      The table below shows information regarding grants of stock options made to our executive officers under the 1994 Flexible Long-Term Incentive Plan during the fiscal year ended December 31, 2000. The amounts shown for each of our executive officers as potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation of 5 percent and 10 percent over the full ten-year term of the options from the exercise price.



                        OPTION GRANTS IN LAST FISCAL YEAR

                                                       Individual Grants
                                   -------------------------------------------------------   Potential Realizable Value
                                                                                                  at Assumed Annual
                                    Number of     Percent of                                     Rates of Stock Price
                                   Securities    Total Options                               Appreciation for Option Term
                                   Underlying     Granted to      Exercise                   ----------------------------
                                    Options      Employees in      Price        Expiration       5%                10%
             Name                   Granted*      Fiscal Year      ($/SH)          Date          ($)               ($)
------------------------------     ----------    -------------   ----------     ----------   ------------     -----------
Andrew F. Jacobs .............         50,000             24          7.125        4-20-10        224,044        567,771
Robert R. Spears, Jr .........         37,473             18          7.125        4-20-10        167,912        425,521
Phillip A. Reinsch ...........         34,526             16          7.125        4-20-10        154,707        392,057
Amar R. Patel ................         31,579             15          7.125        4-20-10        141,502        358,593



* Stock options awarded at the fair market value of Common shares on April 20, 2000 (the date of grant), with one-fourth immediately exercisable and an additional one-fourth exercisable on each of April 20, 2001, 2002 and 2003. Such options lapse at the earliest of ten years after date of grant, six months after the optionee's termination of employment by reason of resignation, death, disability or retirement, or on the date of the optionee's termination of employment for cause.


OPTION EXERCISES AND FISCAL YEAR END OPTION VALUES

      The following table summarizes the total number of securities underlying stock options, both exercisable and unexercisable, held by our executive officers as of December 31, 2000.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES*

                                    Number of Securities Underlying
                                          Unexercised Options                 Value of Unexercised In-the-Money
                                          at Fiscal Year End                     Options at Fiscal Year End
                                ----------------------------------------  ------------------------------------------
                                                                             Exercisable           Unexercisable
            Name                   Exercisable         Unexercisable             ($)                   ($)
 ----------------------------   -------------------  -------------------  -------------------   --------------------
 Andrew F. Jacobs...........          166,500               37,500              46,875                140,625
 Robert R. Spears, Jr.......           38,369               28,104              35,134                105,390
 Phillip A. Reinsch.........           41,600               25,894              32,370                 97,103
 Amar R. Patel..............           12,895               23,684              29,606                 88,815

* The columns for "Number of Shares Acquired on Exercise" and "Value Realized" have been omitted because there were no options exercised during the year ended December 31, 2000 by our executive officers. In-the-money options are those where the fair market value of the underlying securities at December 31, 2000 exceeds the exercise price of the option.

EMPLOYMENT AGREEMENT

      Mr. Lytle was a party to an employment agreement with us executed as of August 1, 1992 and initially expiring on December 31, 1995. The employment agreement was subject to automatic one year extensions of the then remaining term commencing on December 31, 1992 and on each December 31 thereafter, through December 31, 2006 (age 65), unless at least 180 days prior to any such December 31, we gave notice that we did not wish to extend. On December 31, 1999, Mr. Lytle's employment agreement was automatically extended one additional year. Mr. Lytle indicated that for 2000 he would adhere to the terms of his employment agreement, which entitled him to a base salary in 2000 of $736,779.

      Mr. Lytle's employment agreement provided that if he terminated his employment for good reason, he would be entitled to a lump-sum severance payment equal to three times the amount of his base salary as determined by a formula set forth in his employment agreement, plus an amount equal to three times the average of the two highest of his three most recent annual incentive compensation payments (which were $749,500 in 1997 and zero in 1998 and 1999), as well as benefits under our medical insurance, disability and health and accident plans for three years following such termination. Good Reason was defined under Mr. Lytle's employment agreement to include (i) a change in control, as therein defined, (ii) certain changes in Mr. Lytle's duties or compensation, and (iii) the failure of our board of directors to nominate Mr. Lytle to the positions of our Chairman, Chief Executive Officer and President.

      Upon the appointment of Mr. Edens as our Chairman, Chief Executive Officer and President on April 20, 2000, Mr. Lytle terminated his employment agreement for good reason and received a lump sum severance payment in the amount of $3,334,587.


SEVERANCE AGREEMENTS

      We entered into a severance payment agreement with each of our employees, other than Mr. Lytle, on December 9, 1999. Pursuant to these agreements, in the event that an individual's employment with us is terminated by us for any reason other than those described below, that employee will receive a severance payment based upon his or her title and the number of years of service with us at the time of termination. The severance payment will be calculated as set forth below:


TITLE                                      YEARS OF SERVICE               SEVERANCE PAY
--------------------------------           -------------------------      -----------------------------
Executive Vice President                   Five or more                   Two year's base annual salary

Senior Vice President and                  Five or more                   One and one-half year's base
  Vice President                                                          annual salary

Assistant Vice President and               Five or more                   One year's base annual salary
  all other employees

All officers and                           Fewer than five years          Six-month's base annual salary
  all employees


      An employee will not be entitled to any severance payment under the severance payment agreement if:

o the employee voluntarily terminates his or her employment, other than because of a reduction in that employee's base salary or a relocation of that employee that requires travel from his or her primary residence to such new location, an additional 50 or more miles each way;

o the employee fails to return to work following an approved leave of absence; or

o     we terminate the employee for cause.

                             COMPENSATION COMMITTEE

      Compensation for our executive officers is administered under the direction of the compensation committee of our board of directors. On April 20, 2000 our board of directors selected two new independent directors to the compensation committee (the "New Committee" or "Committee") to replace resigning directors (the "Previous Committee"). In their role as our administrator of compensation programs, the New Committee assumed the compensation programs in place for 2000 for our executive officers established by the Previous Committee and hired a compensation consultant to assist in the modification of such programs beginning in 2001.

      The following is the Committee's report in its role as reviewer of our executive pay programs on 2000 compensation practices for our executive officers. The report and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.


                          COMPENSATION COMMITTEE REPORT


EXECUTIVE COMPENSATION PROGRAM PHILOSOPHY

      The philosophy behind Capstead's executive compensation programs is to attract, motivate and retain the executives needed in order to maximize the creation of long-term stockholder value. The Committee believes that the uniqueness of Capstead's business, its strategic direction and the required caliber of employees needed to execute its strategy require that compensation be determined based on the following factors:

o     Responsibilities within Capstead.

o Completion of individual business objectives established prior to the beginning of the year (which objectives may vary greatly from person to person).

o     Overall performance of Capstead.

o     Amount and form of prior compensation.

o     Contributions toward executing the business strategy of Capstead.

      The Committee believes that each of the above factors is important when determining compensation levels. No specific weighting or formula regarding such factors is used in determining compensation.

      For 2000, the primary components of Capstead's executive's compensation consist of: (i) base salaries; (ii) annual incentives; and (iii) other executive programs and benefits. Each element is described in more detail below.

   Base Salaries

      The Chief Executive Officer, utilizing the above factors, reviews base salaries annually and makes recommendations to the Committee. Any interim modifications to salaries are also based on the above factors and recommendations are made to the Committee.

   Annual Incentives

      During 2000, the New Committee maintained Capstead's existing incentive compensation program by providing that the budgeted incentive compensation amount for 2000 be added to the existing incentive pool (the "Incentive Pool"). In early 2000, the former Chief Executive Officer recommended and the New

Committee approved a quarterly distribution of a portion of the Incentive Pool to all employees, including the executive officers. Recommendations for distributions from the Incentive Pool were based on the same factors that are used in determining other elements of compensation as described above.

      Beginning in 2001, the New Committee has adopted a new incentive compensation program, which provides for the creation of a new incentive pool (the "New Incentive Pool") equal to a 10 percent participation in the modified total return of Capstead in excess of a 10 percent benchmark return, multiplied by the beginning modified common book value per share of Capstead. Modified total return shall be measured as the change in modified common book value per share from the beginning of the year, before consideration of current year incentive fee accruals, together with common dividends per share earned during the year, divided by the beginning modified common book value per share, expressed as a percentage.

      The New Committee has established for 2001 two annual incentive plans from which incentive compensation from the New Incentive Pool is to be paid. These plans are (i) the Base Incentive Compensation Plan, which is available for incentive payments to all employees, including the executive officers, and (ii) the Incentive Bonus Plan, which will take effect upon, and only in the event it is re-approved by Capstead's stockholders, which may be used for the executive officers for the purpose of providing appropriate performance-based incentive awards. It is intended that any amounts added to the New Incentive Pool will be paid out on an annual basis.

   Long-Term Incentives

      The Committee believes that Capstead's key employees should have an ongoing stake in the long-term success of the business. The Committee also believes that key employees should have a considerable portion of their total compensation paid in the form of stock. This element of the total compensation program is intended to align the executive's interest to that of Capstead stockholders through the granting of stock options, restricted stock and other incentive-based awards.

      The Chief Executive Officer periodically recommends long-term incentive grants for the executive officers to the Committee under Capstead's 1994 Flexible Long-Term Incentive Plan. The same factors that are used in determining other elements of compensation are used in determining long-term incentive grants. In early 2000, the former Chief Executive Officer recommended and the New Committee approved nonqualified stock option and restricted stock grants to the executive officers as well as restricted stock grants to all employees, all of which were subject to certain vesting requirements. The nonqualified stock options were granted with an exercise price equal to the fair market value of the Common shares on the date of grant.

   Other Executive Programs and Benefits

      Capstead maintains employee benefit plans in which the executive officers, other than the Chief Executive Officer, participate. Capstead sponsors a 401(k) plan and nonqualified deferred compensation plan (together the "Plans") whereby Capstead matches employee contributions up to a preset percentage of the participant's compensation. Capstead may also make discretionary contributions into the Plans regardless of an employee's participation. Capstead believes its Plans are competitive with those of other companies in the Dallas market of comparable size and scope of business.


2000 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

      The same philosophies described above for executive compensation were used by the Previous Committee to recommend to the board of directors the compensation of Mr. Lytle, Chairman, Chief Executive Officer and President, who retired on April 20, 2000. The services of Mr. Edens, Capstead's current Chairman, Chief Executive Officer and President, are provided pursuant to a management contract with an affiliate of Fortress Group to provide Capstead an individual to perform the services and duties of Chairman and Chief Executive Officer. The New Committee reviews and submits its recommendations with respect to compensation paid under the management contract to the members of the board of directors that are independent of Fortress Group and its affiliates (the "Independent Directors").

   Base Salary and Other Annual Compensation - Former Chief Executive Officer

      At the request of Mr. Lytle, the Previous Committee recommended and the board of directors agreed that Mr. Lytle's base salary for 2000 would be $736,779, as provided for in his employment agreement, from $520,000 in 1999. Mr. Lytle did not receive any incentive compensation or any long-term incentive grants for the year ended 2000.

   Severance Compensation - Former Chief Executive Officer

      Upon the appointment of Mr. Edens as Chairman, Chief Executive Officer and President on April 20, 2000, Mr. Lytle terminated his employment agreement for good reason and received a lump-sum severance payment in the amount of $3,334,587. Mr. Lytle's employment contract dated August 1, 1992 provided that if he terminated his employment for good reason, he would be entitled to a lump-sum severance payment equal to three times the amount of his base salary ($736,779 in 2000) as determined by a formula set forth in his employment agreement, plus an amount equal to three times the average of the two highest of his three most recent annual incentive compensation payments (which were $749,500 in 1997 and zero in 1998 and 1999), as well as benefits under our medical insurance, disability and health and accident plans for three years following such termination. Good Reason was defined under Mr. Lytle's employment agreements to include (i) a change in control, as therein defined, (ii) certain changes in Mr. Lytle's duties or compensation, and (iii) the failure of the board of directors to nominate Mr. Lytle to the positions of Chairman, Chief Executive Officer and President.

   Management Contract - Current Chief Executive Officer

      On February 7, 2001 the Independent Directors, upon recommendation by the New Committee, approved the management contract effective April 20, 2000 between Capstead and a wholly-owned subsidiary of Fortress Fund (such subsidiary, "Fortress Trust"), an affiliate of Fortress Group. The contract provides for the payment of $390,625 (annual fee and incentive compensation) for services performed in 2000. Beginning in 2001 the contract provides that Fortress Trust will be compensated in the form of an annual fee, initially $375,000, and cash incentive compensation payable out of the New Incentive Pool. The contract also provides that at the sole discretion of the Independent Directors, Fortress Trust may be awarded long-term, non-cash incentive compensation in the form of stock options and/or restricted stock grants. The contract initially expires December 31, 2001, but will be automatically renewed on an annual basis unless terminated by the Independent Directors or Fortress Trust.


INCENTIVE BONUS PLAN

      The Committee has adopted the Incentive Bonus Plan, which plan will take effect upon, and only in the event of the re-approval by stockholders. The purpose of the Incentive Bonus Plan is to attract and retain highly-qualified executives by providing appropriate performance-based incentive awards and to align executive and stockholder long-term interests by creating a direct link between executive compensation and the success of Capstead. An additional purpose of the Incentive Bonus Plan is to serve as a qualified performance-based compensation program under Section 162(m) of the Code as discussed below.


DEDUCTIBILITY OF EXECUTIVE COMPENSATION PURSUANT TO SECTION 162(m)

      Section 162(m) of the Code generally precludes a publicly-held corporation from a federal income tax deduction for a taxable year for compensation in excess of $1 million paid to the Chief Executive Officer or any of the four other most highly compensated executive officers. Exceptions are made for, among other things, qualified performance-based compensation. Qualified performance-based compensation means compensation paid solely on account of attainment of objective performance goals, provided that (i) performance goals are established by a compensation committee consisting solely of two or more outside directors, (ii) the material terms of the performance-based compensation are disclosed to and approved by a separate stockholder vote prior to payment, and (iii) prior to payment, the compensation committee certifies that the performance goals were attained and other material terms were satisfied. If the Incentive Bonus Plan is approved by stockholders, such plan is a qualified performance-based compensation program under Section 162(m) of the Code. The Committee's policy on deductibility is generally to develop compensation plans which provide for the payment of compensation that is tax deductible to Capstead, while recognizing that the legitimate interest of Capstead and its stockholders may at times be better served by compensation arrangements which are not tax deductible.


CONCLUSION

      Executive compensation at Capstead is subject to considerable focus by the Committee, the board of directors and senior management. The Committee believes that Capstead's compensation programs and other benefits produces a strong attraction and motivation for Capstead's executive officers and helps align their interests with the interests of Capstead's stockholders.


                                                       COMPENSATION COMMITTEE
                                                       Mark S. Whiting, Chairman
                                                       Howard Rubin


                                PERFORMANCE GRAPH

      Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on our Common shares, with the cumulative total return of the S&P 500 Stock Index and the Russell 2000 Stock Index for the five years ended December 31, 2000, assuming the investment of $100 on December 31, 1995 and the reinvestment of dividends. The stock price performance shown on the graph is not necessarily indicative of future price performance.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                 CAPSTEAD MORTGAGE CORPORATION COMMON STOCK AND
                      S&P 500 AND RUSSELL 2000 STOCK INDEX

                                    [GRAPH]

                      12/31/95            12/31/96            12/31/97            12/31/98            12/31/99            12/31/00
                     ----------          ----------          ----------          ----------          ----------          ----------
Capstead             $   100.00          $   174.95          $   161.50          $    36.29          $    41.71          $    58.58
S&P 500              $   100.00          $   122.94          $   163.95          $   210.80          $   255.16          $   231.93
Russell 2000         $   100.00          $   116.54          $   142.45          $   139.26          $   169.00          $   164.08

                                 AUDIT COMMITTEE

      The audit committee is composed of three non-employee directors, each of which has been determined by our board of directors to be independent in accordance with the rules of the New York Stock Exchange. The audit committee is governed by a written charter adopted by our board of directors, which is contained in Appendix A of this proxy statement.

      The following is the audit committee's report in its role as the overseer of our financial reporting process and our independent auditor's performance. The report and written charter shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.


                             AUDIT COMMITTEE REPORT

      The audit committee oversees Capstead's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In this context, the audit committee has reviewed and discussed with management the audited financial statements in the annual report.

      The audit committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards 61, as modified or supplemented, including the auditor's judgment as to the quality, not just the acceptability, of the accounting principles, the consistency of their application and the clarity and completeness of the financial statements.

      The audit committee has received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1, as modified or supplemented, and the audit committee has discussed with the independent auditors their independence.

      In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board has agreed) that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.


                                                          AUDIT COMMITTEE
                                                          Howard Rubin, Chairman
                                                          Paul M. Low
                                                          Michael G. O'Neil

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

      For purposes of this proxy statement a "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

      (i) Voting power which includes the power to vote, or to direct the voting of, Common shares or Series C shares; and/or

      (ii) Investment power which includes the power to dispose, or to direct the disposition, of Common shares or Series C shares.

      A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security at any time within 60 days. Thus, the beneficial ownership below includes those options vesting on April 20, 2001 for our executive officers.


SECURITY OWNERSHIP OF MANAGEMENT

      Listed in the following table and the notes thereto is certain information with respect to the beneficial ownership of Common shares as of February 20, 2001, by each director nominee, our executive officers listed in the Summary Compensation Table and by all nominees for director and executive officers as a group.

                                                                            Number of
                                                                         Common Shares
                                                                          Beneficially         Percent of
                           Name of Beneficial                                Owned(a)             Class
         -----------------------------------------------------           --------------        ----------

         Wesley R. Edens .....................................             9,298,717(b)           33.24
         Robert I. Kauffman ..................................             9,298,717(b)           33.24
         Paul M. Low .........................................                76,087(c)             *
         Ronn K. Lytle .......................................               165,445                *
         Michael G. O'Neil ...................................                 8,263                *
         Howard Rubin ........................................               351,250(d)            1.39
         Mark S. Whiting .....................................               130,350                *

         Andrew F. Jacobs ....................................               225,107(e)             *
         Robert R. Spears, Jr. ...............................                70,738(e)             *
         Phillip A. Reinsch ..................................                68,417(e)             *
         Amar R. Patel .......................................                34,316(e)             *
         All nominees for Director and  Executive Officers
             as a group (11 persons) .........................            10,428,690              36.83

      *     Denotes less than 1 percent.

      (a)   Amounts include Common shares issuable as follows:

                                                   Security Ownership                    Right to Acquire
                                            ---------------------------------     --------------------------------
                                                                                   Converted to       Exercisable
                                            Series B Shares   Series C Shares     Common Shares         Options
                                            ---------------   ---------------     -------------       ------------

      Wesley R. Edens ................                 --          5,378,000          2,689,000                 --
      Robert I. Kauffman .............                 --          5,378,000          2,689,000                 --
      Paul M. Low ....................             47,000                 --             18,066              8,028
      Ronn K. Lytle ..................                 --                 --                 --              1,125
      Michael G. O'Neil ..............                 --                 --                 --              6,750
      Howard Rubin ...................                 --                 --                 --              6,750
      Mark S. Whiting ................                 --                 --                 --              6,750

      Andrew F. Jacobs ...............                 --                 --                 --            179,000
      Robert R. Spears, Jr ...........                 --                 --                 --             47,737
      Phillip A. Reinsch .............                 --                 --                 --             50,232
      Amar R. Patel ..................                 --                 --                 --             20,790
      All nominees for Director
         and Executive Officers
         as a group (11 persons) .....             47,000          5,378,000          2,707,066            327,162

      (b) Neither Mr. Edens nor Mr. Kauffman directly owns any of our securities. However, by reason of their status as directors and officers of Fortress Group and its affiliates, they may be deemed to be the beneficial owners of Fortress Cap's 6,609,717 Common shares and the 2,689,000 Common shares issuable upon the conversion of the Series C shares. Mr. Edens and Mr. Kauffman expressly disclaim beneficial ownership of any Common shares and Series C shares.

      (c) Includes 10,839 Common shares and 768 Common shares that would be received upon conversion of 2,000 Series B shares held in trust for Mr. Low's son. Mr. Low is settlor and trustee of his son's trust and has voting and dispositive power over the shares but expressly disclaims beneficial ownership.

      (d) Includes 50,200 Common shares held by the Rubin-Henry Family Foundation of which Mr. Rubin is co-trustee. As co-trustee, Mr. Rubin has voting and dispositive power over the shares.

      (e) Includes restricted Common shares granted April 20, 2000, which vest 20 percent on each of April 20, 2001, 2002, 2003, 2004 and 2005 as follows: Andrew F. Jacobs, 21,052 shares; Robert R. Spears, Jr., 12,491 shares; Phillip A. Reinsch, 11,509 shares; and Amar R. Patel, 10,526 shares.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth the ownership of Common shares and Series C shares, both beneficially and of record, for the persons known by us to be beneficial owners of more than 5 percent of each such class of shares outstanding, as of the close of business on February 20, 2001.


                                               Number of                                      Number of
                                                 Common                                       Series C
                                                 Shares                  Percent                Shares               Percent
                                              Beneficially                 of                Beneficially              of
Name of Beneficial Owner                         Owned                    Class                 Owned                 Class
-------------------------------------       ---------------          ---------------        ---------------       ---------------

Fortress Cap LLC ....................             9,298,717(2)                  33.2%             5,378,000                 100.0%
  1301 Avenue of the Americas
  42nd Floor
  New York, New York 10019(1)

James and Nancy Grosfeld ............             1,330,400                     5.89%                    --                    --
  20500 Civic Center Drive
  Suite 3000
  Southfield, Michigan 48076(3)

      (1) Such information is derived solely from a Schedule 13D filed with the Securities and Exchange Commission on January 9, 2001 by Fortress Cap (the owner of record of the Common shares and Series C shares), Fortress Trust, Fortress Fund, Fortress Group and Fortress Principal Investment Holdings LLC. Fortress Cap is wholly-owned by its sole member, Fortress Trust. Certain additional persons and entities named in the Schedule 13D, including Messrs. Edens and Kauffman, may also be deemed to be beneficial owners of the Common shares and Series C shares (and the Common shares issuable upon the conversion of the Series C shares). All such persons and entities disclaim beneficial ownership of such shares.

      (2) Includes 2,689,000 Common shares issuable upon conversion of the Series C shares.

      (3) Such information is derived solely from a Schedule 13D filed with the Securities and Exchange Commission on October 16, 2000 by James and Nancy Grosfeld.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2000, all Section 16(a) filing requirements were complied with, with the exception of one Form 4 report covering four purchase transactions, which were filed two days late by Mr. Low, one of our directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In addition to being our Chairman, Chief Executive Officer and President, Mr. Edens is chief executive officer of Fortress Group, which is an affiliate of Fortress Corp., Fortress Fund, Fortress Trust and Fortress Cap.

      We have entered into a management contract with Fortress Trust, effective April 20, 2000, under which Fortress Trust is to provide us an individual, currently Mr. Edens, to perform the services and duties of our Chairman and Chief Executive Officer. The contract provides for the payment of $390,625 (annual fee and incentive compensation) for services performed in 2000. Beginning in 2001 the contract provides that Fortress Trust will be compensated in the form of an annual fee, initially $375,000, and cash incentive compensation based on our performance during the year. The contract also provides that at the sole discretion of the Independent Directors, Fortress Trust may be awarded long-term, non-cash incentive compensation in the form of stock options and/or restricted stock grants. The contract initially expires December 31, 2001, but will be automatically renewed on an annual basis unless terminated by the Independent Directors or Fortress Trust. The management contract was approved by the Independent Directors on February 7, 2001.

      Under separate arrangement, we provided accounting and cash management services to an affiliate of Fortress Group. We received $160,000 pursuant to this arrangement for services rendered through December 31, 2000.


                     RE-APPROVAL OF THE INCENTIVE BONUS PLAN


GENERAL

      Our board of directors proposes and recommends that stockholders re-approve the 1996 Incentive Bonus Plan, as amended to add two performance measures, which plan will take effect upon, and only in the event of, the re-approval by stockholders. The affirmative vote of a majority of the Common shares and Series C shares, voting together as one class, cast on the proposal will be required for re-approval.

      The Incentive Bonus Plan is designed to address limitations on the deductibility of the executive compensation under Section 162(m) of the Code.
Section 162(m) limits the deductibility of certain compensation in excess of $1 million per year paid by a publicly traded corporation to the following individuals who are employed as of the end of the corporation's tax year: the chief executive officer and the four other executive officers named in the summary compensation table of the corporation's proxy statement ("Covered Employees"). However, compensation which qualifies as "performance-based" compensation is exempt from the $1 million deductibility limitation. In order for compensation granted pursuant to the Incentive Bonus Plan to qualify for this exemption, among other things, the material terms under which the compensation is to be paid must be disclosed to and approved by stockholders every five years in a separate vote prior to payment, and the compensation must be paid solely on account of the attainment of preestablished, objective performance goals.

      Certain of our key executives and key executives of our affiliates designated by the compensation committee will be eligible to participate in the Incentive Bonus Plan. The Incentive Bonus Plan provides for the payment of annual incentive bonus awards to participants if, and only to the extent that, performance goals established by the compensation committee are met.


DESCRIPTION OF THE INCENTIVE BONUS PLAN

      Purpose. The purpose of the Incentive Bonus Plan is to attract and retain highly-qualified executives by providing appropriate performance-based incentive awards and to align executive and stockholder long-term interests by creating a direct link between executive compensation and our success. An additional purpose of the Incentive Bonus Plan is to serve as a qualified performance-based compensation program under Section 162(m) of the Code in order to preserve our tax deduction for compensation paid under the Incentive Bonus Plan to participants.

      Administration. The Incentive Bonus Plan will be administered by the compensation committee. The compensation committee consists of two persons each of whom is an "outside director" within the meaning of Section 162(m) of the Code. The compensation committee will have the authority, in its sole discretion, to administer the Incentive Bonus Plan and may make such rules and regulations and establish such procedures for the administration of the Incentive Bonus Plan as it deems appropriate within the parameters of Section 162(m) of the Code and the regulations promulgated thereunder.

      Re-Approval. Pursuant to Section 162(m) of the Code, the original Incentive Bonus Plan, which was approved by stockholders in 1996, must be re-approved by stockholders every five years.

      Amendment to Add Performance Measures. The Incentive Bonus Plan continues our 1996 Incentive Bonus Plan, except that the compensation committee has amended such plan to add as additional performance measures total return (change in stock price plus common dividends) and modified total return (change in asset value plus dividends). These additional performance measures are to be added to the existing measures approved by stockholders in 1996, which provide that one or more of the following may be applied: earnings, earnings per share, earnings from operations, return on stockholders' equity, return on assets, the extent of increase of any one or more of the foregoing over a specified period, or our ranking against a peer group of companies with respect to any one or more of the foregoing.

      Amendments to or Discontinuance of the Incentive Bonus Plan. Our board of directors may from time to time alter, amend, suspend or terminate the Incentive Bonus Plan; provided, however, that no amendment which requires stockholder approval in order for the Incentive Bonus Plan to continue to comply with
Section 162(m) of the Code will be effective unless it receives the requisite stockholder approval. In addition, the compensation committee may make such amendments as it deems necessary to comply with other applicable laws, rules and regulations.

      OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RE-APPROVAL OF THE INCENTIVE BONUS PLAN.


             AMENDMENT TO THE 1994 FLEXIBLE LONG-TERM INCENTIVE PLAN


GENERAL

      Our board of directors proposes and recommends that stockholders approve an amendment to the 1994 Flexible Long-Term Incentive Plan, increasing by 1,000,000 the number of Common shares reserved for issuance and expanding the eligibility for participation under such plan to include members of our board of directors. The affirmative vote of a majority of the Common shares and Series C shares, voting together as one class, cast on the proposal will be required for approval.


DESCRIPTION OF THE PROPOSED AMENDMENTS TO THE 1994 FLEXIBLE LONG-TERM INCENTIVE PLAN

      Increase in Number of Shares. Under the 1994 Flexible Long-Term Incentive Plan, as adopted by stockholders in 1994, 1,406,250 Common shares were reserved for issuance under such plan. On April 19, 1996, stockholders approved an amendment to the plan, increasing by 900,000 the number of Common shares reserved for issuance under the plan. As of February 20, 2001, 1,117,231 shares remained available for issuance under the 1994 Flexible Long-Term Incentive Plan. Our board of directors believes that the proposed increase of 1,000,000 shares in the number of shares available for issuance under the 1994 Flexible Long-Term Incentive Plan is necessary in order to continue the effectiveness of the 1994 Flexible Long-Term Incentive Plan in attracting, motivating and retaining officers and employees with appropriate experience and ability, and to increase the grantees' alignment of interest with stockholders.

      Expanded Eligibility for Participation. Eligibility for participation in the 1994 Flexible Long-Term Incentive Plan is currently confined to all of our officers and employees and officers and employees of our affiliates. Our 1990 Directors' Stock Option Plan, from which previous board of directors' stock options were granted, expired on January 1, 2001. Our board of directors believes that our ability to grant awards from the 1994 Flexible Long-Term Incentive Plan to our board members would assist us in increasing the alignment of such persons' goals with those of stockholders.

      Our board of directors has, therefore, approved an amendment to the 1994 Flexible Long-Term Incentive Plan that expands the eligibility for participation under such plan. The expanded eligibility criteria provide that eligibility for participation under the 1994 Flexible Long-Term Incentive Plan shall be open to all of our board members other than for certain stock options available only to our employees and our subsidiaries.

      OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1994 FLEXIBLE LONG-TERM INCENTIVE PLAN.


                              INDEPENDENT AUDITORS

      During the year ended 2000, we engaged Ernst & Young LLP to provide us with audit and tax services. Services provided included the examination of annual financial statements, limited review of unaudited quarterly financial information, review and consultation regarding filings with the Securities and Exchange Commission and the Internal Revenue Service, assistance with management's evaluation of internal accounting controls, consultation on financial and tax accounting and reporting matters, and verification procedures as required by collateralized mortgage securities indentures. Fees for 2000 were as follows:

                                                   Financial Information
                                                    Systems Design and
                      Audit Fees                    Implementation Fees                 All Other Fees
                      ----------                   ---------------------                --------------
                       $146,500                             $0                            $108,826(a)

            (a) All other fees includes audit-related services of $68,012 and nonaudit services of $40,814.

      The audit committee has considered the nonaudit services provided by the independent auditors to us and concluded this involvement is compatible with maintaining the auditors' independence.

      Representatives of Ernst & Young will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                                  OTHER MATTERS

      The proxies intend to exercise their discretionary authority to vote on any stockholder proposals submitted at the 2001 annual meeting as permitted by Rule 14a-4(c) promulgated under the Securities Exchange Act or 1934, as amended. Any stockholder proposal to be presented at the 2002 annual meeting of stockholders must have been received at our principal office no later than November 6, 2001 in order to be included in the proxy statement and form of proxy for such meeting. As to any proposal that a stockholder intends to present to stockholders other than by inclusion in our proxy statement for the 2002 annual meeting of stockholders, the proxies named in management's proxy for that annual meeting will be entitled to exercise their discretionary authority on that proposal unless we receive notice of the matter to be proposed not later than January 22, 2002. Even if the proper notice is received on or prior to January 22, 2002, the proxies named in management's proxy for that annual meeting may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter, unless the stockholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended.



                             ADDITIONAL INFORMATION

      We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at (800) SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and on the web site maintained by the SEC at www.sec.gov. You can also refer to our website at www.capstead.com.

      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE ELECTION OF DIRECTORS, THE RE-APPROVAL OF THE INCENTIVE BONUS PLAN AND THE APPROVAL OF THE AMENDMENT TO THE 1994 FLEXIBLE LONG-TERM INCENTIVE PLAN. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MARCH 9, 2001. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ELECTION OF THE NOMINEES DESCRIBED HEREIN OR THE RE-APPROVAL OF THE INCENTIVE BONUS PLAN OR THE APPROVAL OF THE AMENDMENT TO THE 1994 FLEXIBLE LONG-TERM INCENTIVE PLAN WILL CREATE ANY IMPLICATION TO THE CONTRARY.


                                             By order of the board of directors,




                                                            /s/ Andrew F. Jacobs

                                                                Andrew F. Jacobs
                                                                       Secretary

March 9, 2001

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER
                                       OF
                          CAPSTEAD MORTGAGE CORPORATION

         -------------------------------------------------------------


AUDIT COMMITTEE PURPOSE

The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Capstead Mortgage Corporation (the "Company") to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

1. Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

2. Monitor the independence and performance of the Company's outside auditors.

3. Provide an avenue of communication among the outside auditors, management and the Board.

4. Encourage adherence to, and continuous improvement of, the Company's financial reporting and internal control policies, procedures and practices.

5.    Monitor compliance with legal and regulatory requirements.

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the outside auditors as well as anyone in the Company. The Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

The Board and the Committee are in place to represent the Company's stockholders; accordingly, the Company's outside auditors are ultimately accountable to the Board and the Committee.

MEMBERSHIP

The Committee shall be comprised of not less than three (3) members of the Board meeting the independence and experience requirements of the New York Stock Exchange (the "NYSE").

Accordingly, all Committee members will be directors who:

1. Have no relationship to the Company that may interfere with the exercise of their independence from the Company and its management; and

2. In the business judgment of the Board, have a working familiarity with basic finance and accounting practices.

In addition, at least one member of the Committee must, have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background which results in the individual's financial sophistication.

Each member of the Committee shall be appointed by the Board at its annual meeting and shall serve as a member of the Committee until he/she no longer meets the requirements of the NYSE or until his/her successor shall be duly elected and qualified. The Board shall also appoint one of the Committee members as chairman of the Committee (the "Chairman"). If the Board fails to appoint a Chairman, he/she shall be appointed by a majority vote of the Committee.

KEY RESPONSIBILITIES

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the Company's outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that the Company's management and outside auditors have more knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditors' work.

The functions set forth below shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

Consistent with the foregoing, the Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Prior to the Company's filing of its quarterly report on Form 10-Q, review with the Company's management and outside auditors the interim financial statements to be included in the Company's Form 10-Q. Discuss any significant changes to the Company's accounting principles and practices and any items required to be communicated by the outside auditors in accordance with Statement of Auditing Standards ("SAS") No. 61. The meeting may be in person or by telephonic conference and the Chairman or his designee on the Committee may represent the entire Committee for purposes of this discussion.

3. Review with the Company's management and outside auditors the financial statements to be included in the Company's annual report on Form 10-K to determine that the outside auditors are satisfied with the disclosure and content of such financial statements and discuss with the outside auditors the matters required to be discussed by SAS No. 61.

4. In conjunction with the full Board, have ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company's outside auditors.

5. Ensure periodic receipt of a formal written report from the Company's outside auditors delineating all relationships and services between the outside auditors and the Company consistent with Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, actively engage in dialogue with respect to any relationships or services that may impact the objectivity and independence of the outside auditors, and if so determined by the Committee, take or recommend that the full Board take appropriate action to satisfy itself of the outside auditors' independence.

6. Prepare the report required by the rules of the Securities and Exchange Commission ("SEC") to be included in the Company's annual proxy statement. Such report must state whether the Committee has performed the functions set forth in paragraphs 3 and 5 above and whether the Committee recommended to the Board that the Company's audited financial statements be included in its annual report on Form 10-K for filing with the SEC.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete, accurate or in accordance with generally accepted accounting principles. This is the responsibility of Company's management and its outside auditors. Nor is it the duty of the Committee, absent any information or evidence to the contrary, to conduct investigations, to resolve disagreements, if any, between Company's management and its outside auditors or to assure compliance with laws and regulations.

[MAP]                    CAPSTEAD MORTGAGE CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                            THURSDAY, APRIL 19, 2001
                                   9:00 a.m.
                               DOUBLE TREE HOTEL
                           8250 N. CENTRAL EXPRESSWAY
                              DALLAS, TEXAS  75206


[CAPSTEAD LOGO]         CAPSTEAD MORTGAGE CORPORATION
                        8401 N. CENTRAL EXPRESSWAY, SUITE 800
                        DALLAS, TEXAS  75225                           PROXY


       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
                        OF CAPSTEAD MORTGAGE CORPORATION

       Proxy for Annual Meeting of Stockholders to be held April 19, 2001

The undersigned, a stockholder of Capstead Mortgage Corporation, a Maryland corporation, hereby appoints Andrew F. Jacobs and Bethany L. Lee, as proxies, each with the power of substitution to vote the shares of common stock and $0.56 Cumulative Convertible Preferred Stock, Series C, which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders to be held at 9:00 a.m., Dallas time, on April 19, 2001 at 8250 North Central Expressway, Dallas, Texas and at any adjournment of the meeting. I hereby acknowledge receipt of the notice of annual meeting and proxy statement dated March 9, 2001.

This proxy, when properly completed and returned, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR NAMED HEREIN, "FOR" THE RE-APPROVAL OF THE 1996 INCENTIVE BONUS PLAN, AS AMENDED TO ADD TWO PERFORMANCE MEASURES, "FOR" THE AMENDMENT TO THE 1994 FLEXIBLE LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF COMMON SHARES THAT MAY BE GRANTED AND EXPAND THE ELIGIBILITY AND, IN THE DISCRETION OF THE PROXYHOLDER, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENT OF THE MEETING.

                        DO NOT FOLD, STAPLE OR MUTILATE

                PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE,
                WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.A.
                        PLEASE VOTE YOUR PROXY PROMPTLY

             (continued and to be signed and dated on reverse side)

                                                                [COMPANY #     ]
                                                                [CONTROL #     ]

THERE ARE THREE WAYS TO VOTE YOUR PROXY
NOTE -- IF VOTING BY TELEPHONE OR INTERNET

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED THE PROXY CARD. THE DEADLINE FOR TELEPHONE AND INTERNET VOTING IS 1:00 P.M. EST, ON APRIL 18, 2001.

VOTE BY TELEPHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK***EASY***IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.

o    Have your proxy card in hand when you call.

o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number, which are located in the upper right hand corner of this card.

o    Follow the simple instructions given over the telephone.

VOTE BY INTERNET -- http://www.eproxy.com/cmo/ -- QUICK***EASY***IMMEDIATE

o    Use the Internet to vote your proxy 24 hours a day, 7 days a week.

o    Have your proxy card in hand when you access the web site.

o You will be prompted to enter your 3-digit Company Number and 7-digit Control Number, which are located in the upper right hand corner of this card.

VOTE BY MAIL -- POSTAGE-PAID ENVELOPE PROVIDED

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

[CAPSTEAD LOGO]

    IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD
                             o Please Detach Here o
-------------------------------------------------------------------------------

1. The election of      01 Wesley R. Edens        05 Michael G. O'Neil     [ ] FOR                     [ ] WITHHOLD AUTHORITY
                        02 Robert I. Kauffman     06 Howard Rubin              all nominees listed         for all nominees listed
                        03 Paul M. Low            07 Mark S. Whiting           (except as marked)
                        04 Ronn K. Lytle

to the board of directors, to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR NOMINEES,                          [                                  ]
WRITE THE APPROPRIATE NUMBER OR NUMBERS IN THE SPACE PROVIDED HERE.

2. Re-approval of the 1996 Incentive Bonus Plan, as amended to add two performance measures.   [ ]  For   [ ] Against   [ ] Abstain

3. Approval of an amendment to the 1994 Flexible Long-Term Incentive Plan to increase
   the number of common shares that may be granted and expand the eligibility.                 [ ]  For   [ ] Against   [ ] Abstain

In the discretion of such proxies, upon such other business as may properly come before the annual meeting or any adjournment of the meeting, including any matter of which we did not receive timely notice as provided by Rule 14a-4(c) promulgated under the
Securities Exchange Act of 1934, as amended.

WE BELIEVE THAT PROPOSALS 1., 2. AND 3. ARE IN OUR BEST INTERESTS AND IN THE BEST INTERESTS OF OUR STOCKHOLDERS AND RECOMMEND THAT
YOU VOTE "FOR" PROPOSALS 1., 2. AND 3.

Address Change? Mark Box      [ ]   [ ]  I plan to attend the meeting.
Indicate changes below:                                                                        Dated                          , 2001
                                                                                                     -------------------------



                                                                                               [                                   ]
                                                                                               (Signature of Stockholder(s))
                                                                                               (NOTE: If voting by mail, please sign
                                                                                               exactly as your name(s) appear on the
                                                                                               label. If more than one name appears,
                                                                                               all persons so designated should
                                                                                               sign. When signing in a
                                                                                               representative capacity, please give
                                                                                               your full title.)